UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 16, 2017

ABEONA THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15771	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3333 Lee Parkway, Suite 600

Dallas, TX 75219

(Address of principal executive offices) (Zip Code)

(214)-665-9495

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

Item 8.01.	Other Items

Presentation relating to Abeona Therapeutics Inc. The presentation is attached as Exhibit 99.1 and is incorporated herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Presentation entitled “Abeona Therapeutics”

99.2	Press release dated February 17, 2017, entitled “Abeona Therapeutics Provides Update from ABO-102 Phase 1/2 MPS IIIA Clinical Trial at the 13th Annual WORLDSymposium™ 2017”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abeona Therapeutics Inc.
(Registrant)

By:	/s/ Stephen B. Thompson
Stephen B. Thompson Vice President Finance Chief Accounting Officer

Dated: February 17, 2017

EXHIBIT INDEX

Exhibit Number

99.1	Presentation entitled “Abeona Therapeutics”

99.2	Press release dated February 17, 2017 entitled “Abeona Therapeutics Provides Update from ABO-102 Phase 1/2 MPS IIIA Clinical Trial at the 13th Annual WORLDSymposium™ 2017”